UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2022 (January 28, 2022)

Stone Point Credit Corporation
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	814-01375	85-3149929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Horseneck Lane
Greenwich, Connecticut 06830
(Address of Principal Executive Offices, Zip Code)

(203) 862-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.     Entry into a Material Definitive Agreement.
On January 28, 2022, SPCC Funding I LLC (the “SPV”), a Delaware limited liability company and wholly owned subsidiary of Stone Point Credit Corporation, a Delaware corporation, executed a letter agreement (the “Second Amendment”) to amend its revolving credit agreement (as amended, the “Revolving Credit Agreement”), by and among, inter alios, the SPV, as borrower, Stone Point Credit Adviser LLC, a Delaware limited liability company, as portfolio manager, U.S. Bank, National Association, as collateral agent, securities intermediary and collateral administrator, and JPMorgan Chase Bank, National Association, as administrative agent and lender.
The Second Amendment increases the maximum borrowing capacity of the SPV under the Revolving Credit Agreement by $250 million (the “Commitment Increase”) to an aggregate of $750 million from its previous $500 million borrowing capacity. The Second Amendment also (a) adds an accordion feature in the Revolving Credit Agreement that allows the SPV, under certain circumstances, to increase the size of the Revolving Credit Agreement by an additional $250 million (the “Accordion”) to an amount not to exceed $1 billion in the aggregate and (b) establishes a new tranche consisting of the Commitment Increase and the Accordion, whereby any new advances made under such tranche bear interest at a per annum rate equal to Term SOFR for a three-month tenor in effect, plus the applicable margin of 2.55% per annum. The other material terms of the Revolving Credit Agreement were unchanged.
The description above is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
Exhibit 10.1*
Second Amendment to Loan and Security Agreement, dated as of January 28, 2022, among SPCC Funding I LLC, as borrower; Stone Point Credit Adviser LLC, as portfolio manager; U.S. Bank, National Association, as collateral agent, securities intermediary, and collateral administrator; and JPMorgan Chase Bank, National Association, as administrative agent and lender.

* Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(vi) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stone Point Credit Corporation

Dated: February 1, 2022	By:	/s/ Gene Basov
	Name:	Gene Basov
	Title:	Chief Financial Officer